UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 19, 2006
                                  -------------


                                 CDW Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)



           Illinois                     0-21796                36-3310735
           --------                     -------                ----------
 (State or Other Jurisdiction  (Commission File Number)       (IRS Employer
       of Incorporation)                                   Identification No.)



         200 N. Milwaukee Ave.
        Vernon Hills, Illinois                                 60061
        ----------------------                                 -----
    (Address of Principal Executive                         (Zip Code)
               Offices)



       Registrant's telephone number, including area code: (847) 465-6000
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On July 19, 2006, CDW Corporation (the "Registrant") issued a press release announcing its second quarter 2006 earnings. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01         Financial Statements and Exhibits.

Exhibit 99, Press Release dated July 19, 2006, announcing second quarter 2006 earnings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CDW CORPORATION


         Date: July 19, 2006            By:      /s/ Barbara A. Klein
                                        ----------------------------------
                                                 Barbara A. Klein
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Exhibit

99 Press release dated July 19, 2006, announcing second quarter 2006 earnings.